                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                               February 26, 1999

                       PATRIOT AMERICAN HOSPITALITY, INC.
             (Exact Name of Registrant as specified in its charter)

         DELAWARE                        01-13127             94-0358820
(State or other jurisdiction         (Commission File      (I.R.S. Employer
      of incorporation)                   Number)          Identification No.)

                  1950 STEMMONS FREEWAY, SUITE 6001, DALLAS, TX
           75207 (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (214) 863-1000


                           WYNDHAM INTERNATIONAL, INC.
             (Exact Name of Registrant as specified in its charter)

         DELAWARE                        01-13127-01            94-2872485
(State or other jurisdiction          (Commission File       (I.R.S. Employer
     of incorporation)                     Number)          Identification No.)

                  1950 STEMMONS FREEWAY, SUITE 6001, DALLAS, TX
           75207 (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (214) 863-1000

Item 5.  Other Events.

         On February 26, 1999, Patriot American Hospitality, Inc. ("Patriot"), Wyndham International, Inc. ("Wyndham") and Paul A. Nussbaum entered into a Separation Agreement (the "Separation Agreement") whereby Mr. Nussbaum resigned his position as Chairman of the Board of Directors and Chief Executive Officer of Patriot, effective immediately. Pursuant to the Separation Agreement, a copy of which is attached hereto and incorporated herein in its entirety, Mr. Nussbaum has been named Chairman Emeritus of the Board of Directors of Patriot and will remain as a Director of Wyndham.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits


Exhibit No.               Description
-----------               -----------

99.1 Letter Agreement, dated February 26, 1999, by and among Patriot American Hospitality, Inc., Wyndham
                          International, Inc. and Paul A. Nussbaum.


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

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

         Dated: March 3, 1999                PATRIOT AMERICAN HOSPITALITY, INC.


                                             /S/ JAMES D. CARREKER
                                             -----------------------------------
                                             By:      James D. Carreker
                                             Its:     Chief Executive Officer



         Dated: March 3, 1999                WYNDHAM INTERNATIONAL, INC.


                                             /S/ JAMES D. CARREKER
                                             -----------------------------------
                                             By:      James D. Carreker
                                             Its:     Chairman and Chief
                                                      Executive Officer

                                  EXHIBIT INDEX


         EXHIBIT NO.                        DESCRIPTION
         -----------                        -----------
         99.1 *                             Letter Agreement, dated February 26, 1999, by and
                                            among Patriot American Hospitality, Inc., Wyndham
                                            International, Inc. and Paul A. Nussbaum.


         -----------------
         *Filed herewith.


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